2000 Semiannual Report

   Wanger U.S. Small Cap
   Wanger International Small Cap
   Wanger Twenty
   Wanger Foreign Forty


Logo:  Wanger Advisors Funds
                 managed by Wanger Asset Management L.P.

Logo:  Wanger Advisors Trust
       2000 Semiannual Report

    Contents

 2  When Railroads were
    the "New Economy"
 4  Funds at a Glance
 6  Performance Review
    Wanger U.S. Small Cap
 8  Performance Review
    Wanger International
    Small Cap
10  Performance Review
    Wanger Twenty
12  Performance Review
    Wanger Foreign Forty
14  Statement of Investments
    Wanger U.S. Small Cap
18  Statement of Investments
    Wanger International
    Small Cap
22  Portfolio Diversification
    Wanger International
    Small Cap
23  Statement of Investments
    Wanger Twenty
25  Statement of Investments
    Wanger Foreign Forty
27  Portfolio Diversification
    Wanger Foreign Forty
28  Statements of Assets
    and Liabilities
29  Statements of Operations
30  Statements of Changes in
    Net Assets
32  Financial Highlights
    Wanger U.S. Small Cap
33  Financial Highlights
    Wanger International
    Small Cap
34  Financial Highlights
    Wanger Twenty
35  Financial Highlights
    Wanger Foreign Forty
36  Notes to Financial Statements
38  Prospectus Supplement


WANGER ASSET MANAGEMENT, L.P. ("WAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE U.S. WITH 29 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. WAM MANAGES OVER $9 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALL CAP, WANGER INTERNATIONAL SMALL CAP, WANGER TWENTY, WANGER FOREIGN FORTY AND THE ACORN FAMILY OF FUNDS.

WAM USES A UNIQUE STYLE OF CATCHING TRENDS WITH SMALL, ATTRACTIVELY PRICED NICHE COMPANIES. FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS, INCLUDING THE ACORN FUNDS, OR OUR FEES AND EXPENSES, CALL WAM BROKERAGE SERVICES, L.L.C., DISTRIBUTOR, AT 1-800-5-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

       Wanger Advisors Trust      2000 Semiannual Report

LOGO: SQUIRREL CHATTER:
      WHEN RAILROADS WERE THE "NEW ECONOMY"



Watching the boom and bust cycle of Internet stocks in recent months, I thought it might be interesting to review what happened when "New Economy" industries took over 150 years ago. The predecessor to today's Information Revolution (the Internet, the cell phone and the personal computer) was the industrial Revolution. The steam locomotive, invented in 1829 in England, was the pivotal invention of the Industrial Age. Soon after the first locomotive ran from Manchester to Liverpool, "dot.rr" ventures began to spring up. By the end of 1845, 1,428 railway ventures had been proposed and were waiting to receive Parliamentary permission to raise capital./1/ A great IPO boom occurred in Britain, with all the greed, hype, and chicanery we know and love today. As always, the bubble burst shortly thereafter, bringing the usual losses and complaints.



BUILDING THE UNION PACIFIC

In America, railroads were built with equal enthusiasm. In 1830 there were only 32 miles of U.S. railroad track. By 1870 that number reached 125,000 miles. The need for a transcontinental railroad was visualized as early as 1840, at a time when railroads were primitive and the West was only inhabited by Indians, who were considered to be hostile savages. The discovery of gold in California in 1848, followed by additional gold and silver strikes in Colorado and Nevada, made a railroad more desirable, although it was clear that any construction still would have to be subsidized by the government. In the mid-1850s, Congress debated building a railroad from the Midwest to California, but the slavery issue blocked any decision. The Southern states wanted a route through Texas and Arizona. The North, intent on blocking the extension of slavery into the West, wanted a central route through Nebraska and Colorado.

When the Civil War started, the Southerners left Congress, allowing the remaining Northern government to build the central route. The route was to be from the Missouri River (eventually Omaha) through Nebraska and Wyoming to Ogden, Utah. The Central Pacific Railroad was to build east from California through the Sierra Nevada Mountains and link up to the Union Pacific.

The chief construction engineer of the Union Pacific was General Granville M. Dodge. He was experienced in railroad building and had also been a successful combat commander in the Union Army. Building a railroad through uninhabited areas, fighting Indians along the way, matched Dodge's abilities perfectly. The railroad "army" Dodge commanded was made up of 10,000 workmen plus 10,000 draft animals. Advance parties of surveyors located the route. Graders, who could grade three miles a day on level plains, followed them. The graders operated several hundred miles ahead of the tracklayers. Bridge building gangs could construct major bridges in 30 days or less. To accommodate the workers, a floating civilian population of gamblers, bartenders and prostitutes built temporary towns along the route. During 1867 and 1868, the Union Pacific had periods in which they laid four to seven miles of track per day!/2/



OPENING THE WEST

Low freight rates transformed the country (cheap communication is doing the same thing today). In the 1850s it cost $0.30 per pound to ship goods from St. Joseph, Missouri to Ogden, Utah, a 1,000-mile trip ($0.60 per ton-mile). At this rate, only the most valuable and essential items were worth shipping. The Union Pacific was finished in 1869. By 1880, freight rates were down to $0.02 per ton-mile, one-thirtieth of pre-rail costs. A dozen years later, the rate was less than a penny as competition between railroads forced rates ever lower. New industries were created as the agricultural bounty of the Midwest was made accessible. The introduction of an inexpensive means to ship grain, cattle, coal and mineral ore to the East brought prosperity and wealth to the West. New cities sprung up and old ones withered./3/ Charles F. Adams, Jr., of the Massachusetts Adams', was a serious scholar of the railroads and later became president of the Union Pacific. He wrote in 1871:

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      [The railroad] makes the grass grow in the once busy streets of small commercial centers like Nantucket, Salem and Charleston. ... It threatens to make a solitude of the once busy wharves of Boston, and it fills New
      Hampshire with deserted farms. ... Meanwhile San Francisco and Chicago spring up like a very palace of Aladdin.

Adams was right about San Francisco and Chicago. In 1835, San Francisco was only one shanty. In 1869 it was a big city of 170,000 and booming. The statistics for Chicago are even more remarkable. In 1830 no more that 100 souls survived in "an uninviting swamp." By 1847, there was a town of 8,000; ten years later, 100,000; and in 1869 it was a major city of 300,000 and the fastest growing city in America./4/

Investors "downstream from the railroads" -- those that used, rather than ran, the railroads -- made some impressive fortunes. But how successful were the mighty railway companies themselves? Not very. Over the 70 years that marked the strongest period in rail history (1860-1930), most railways went broke at least once because of fierce competition. The different rail companies tried to collude to keep rates up, but always one competitor would break ranks and re-ignite a rate war. Bankruptcies were frequent (as with the airlines today) but the railroads continued to operate in receivership. The Union Pacific itself went bust in 1893./5/ Adams wrote the following about railroad investments. If you care to, read it twice replacing "railroad" with "Internet". Either way, it works.

      People continuously refer to the brilliant successes in railroad enterprises; they do not so often count the failures. ... The profits upon railroad enterprises, as a whole, are not excessive; the business is one which affords in this country even less than the average return upon the capital invested in it. [His estimate: no more than 6.8% return on assets, and this was before the depression of 1873.]/6/

Railroads were the dominant industry from 1860 to 1930 but have been displaced by truck lines. Today, the railroad industry makes up only 0.4% of the S&P 500. Pop quiz: Name one of the manufacturers of steam locomotives in 1900./7/

The Internet is promoting growth in much the same way the railroads did. Competition among Internet companies is preventing them from making substantial profits but companies that have learned how to use the Internet to improve their operations -- many of those stodgy "Old Economy" names -- are discovering new avenues for growth and profits.











Photo of: Ralph Wanger
RALPH WANGER
Chief Investment Officer
Wanger Asset Management, L.P.



---------------------------------------------------------------
A.M. Kelly in New York has published a series of historic business books referenced in this essay. They include:
/1/ The Commercial Crisis 1847-48 (1840), Evans, D. Morier,
    1969, p. 23-38.
/2/ History of the Union Pacific (1923), Trottman, Nelson, 1966,
    p. 7, 22, 61.
/3/ History of the Union Pacific Railway (1895), White, Henry K,
    1973, p. 71.
/4/ Chapters of Erie (1871), Adams, Charles F. and Henry, 1967,
    p. 346-347.
/5/ History of the Union Pacific Railway (1895), op. cit., p. 61. /6/ Chapters of Erie (1871), op. cit., p. 410.
/7/ Locomotive manufacturers in 1900 included Baldwin and American Locomotive. Both still exist today as part of holding companies, but they are not major names.

                                       3
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                         Wanger Advisors Trust      2000 Semiannual Report
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FUNDS AT A GLANCE

-------------------------------------------------
WANGER U.S. SMALL CAP
RESULTS TO JUNE 30, 2000

                             2nd  Year to  Last 12
                         quarter     date   months

Wanger U.S. Small Cap    -12.15%  -14.59%   -3.14%
Russell 2000              -3.78%    3.04%   14.32%
S&P MidCap 400            -3.30%    8.97%   16.98%
S&P 500                   -2.66%   -0.42%    7.25%





WANGER U.S. SMALL CAP N.A.V. AS OF 6/30/00: $18.59

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends.
-------------------------------------------------
WANGER U.S. SMALL CAP TOP 5 INDUSTRIES
As a % of net assets, as of 6/30/00
Information                                 48.7%
Energy/Minerals                             10.7%
Finance                                      9.9%
Health Care                                  8.9%
Industrial Goods/Services                    6.4%
-------------------------------------------------
WANGER U.S. SMALL CAP TOP 10 HOLDINGS

1. Dynegy                     4.0%
Natural Gas & Electric Processing,
Production and Marketing

2. Telephone and
Data Systems                  3.5%
Cellular & Telephone Services

3. JDA Software Group         3.3%
Applications/Software &
Services for Retailers

4. First Health               3.1%
PPO Network

5. Lincare Holdings           3.0%
Home Health Care Services


6. Perkin Elmer               3.0%
Analytical Instruments for
Biotech/Telecom

7. Commonwealth
Telephone                     3.0%
Rural Phone Franchises & CLEC

8. Tektronix                  2.9%
Analytical Instruments

9. Aspect
Telecommunications            2.7%
Call Center Equipment

10. Insurance Auto
Auctions                      2.4%
Auto Salvage Services
---------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
RESULTS TO JUNE 30, 2000

                             2nd  Year to  Last 12
                         quarter     date   months

WANGER INTERNATIONAL
  SMALL CAP              -18.55%   -3.13%   75.67%
EMI World ex-U.S.         -1.74%    0.25%   14.98%
EAFE                      -3.96%   -4.06%   17.16%
Lipper International Small
  Cap Funds Index         -9.79%   -0.41%   37.74%
Lipper International
  Funds Index             -4.70%   -4.11%   23.63%


WANGER INTERNATIONAL SMALL CAP N.A.V. AS OF 6/30/00: $38.30

The EMI is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of non-U.S. countries, as selected by Salomon. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada.
Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Small Cap Funds Index is made up of the 10 largest non-U.S. funds investing in small-cap companies. The Lipper International Funds Index consists of the 30 largest non-U.S. funds, not including non-U.S. small-cap funds. All indexes are unmanaged and returns include reinvested dividends.

-------------------------------------------------
WANGER INTERNATIONAL SMALL CAP TOP 5 COUNTRIES
As a % of net assets, as of 6/30/00
United Kingdom                               9.9%
Sweden                                       9.2%
Japan                                        8.6%
Netherlands                                  8.5%
Canada                                       7.4%

-------------------------------------------------
WANGER INTERNATIONAL SMALL CAP TOP 10 HOLDINGS

1. Omni Industries            2.8%
Contract Electronics
Manufacturer-Singapore

2. ERG                        2.6%
Smart Card Systems for Public
Transportation-Australia

3. Informa Group              2.1%
Business Information
Provider-United Kingdom

4. Enitel                     2.0%
Telecommunication Services-Norway

5. Selecta Group              1.8%
Vending Machine
Owner/Operator-Switzerland

6. GFK                        1.8%
Market Research
Services-Germany

7.Telindus Group              1.8%
Network Integration
Services-Belgium

8. Kempen                     1.8%
Stock Brokerage/Investment
Management-Netherlands

9. Datacraft Asia             1.5%
Network Integrator-Singapore

10. Class Editore             1.5%
Newspapers & On-line Financial
Data-Italy



                                       4
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                         Wanger Advisors Trust      2000 Semiannual Report
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FUNDS AT A GLANCE
--------------------------------------------------------------------------------
WANGER TWENTY
RESULTS TO JUNE 30, 2000

                                2nd  Year to  Last 12
                            quarter     date   months
WANGER TWENTY                 0.91%    2.92%   10.31%
Russell 2000                 -3.78%    3.04%   14.32%
S&P MidCap 400               -3.30%    8.97%   16.98%
S&P 500                      -2.66%   -0.42%    7.25%
Lipper Mid Cap Funds Index   -5.22%    8.68%   39.91%

WANGER TWENTY N.A.V. AS OF 6/30/00:  $13.24

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small-company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid Cap Funds Index measures the performance of the 30 largest mid-cap funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends.

-------------------------------------------------
WANGER TWENTY TOP 5 INDUSTRIES

As a % of net assets, as of 6/30/00
Information                                 48.1%
Health Care                                 12.8%
Consumer Goods/Services                     10.7%
Industrial Goods/Services                    5.9%
Energy/Minerals                              5.4%
Finance                                      4.2%
-------------------------------------------------
WANGER TWENTY TOP 10 HOLDINGS

1. Tektronix                  8.7%
Analytical Instruments

2. Techne                     7.6%
Cytokines, Antibodies, other
Reagents for Life Sciences

3. Perkin Elmer               6.4%
Analytical Instruments for
Biotech/Telecom

4. Dynegy                     5.4%
Natural Gas & Electric Processing,
Production and Marketing

5. Jabil Circuit              5.1%
Electronic Manufacturing Services


6. Getty Images               4.8%
Photographs for Publications &
Electronic Media

7. First Health               4.6%
PPO Network

8. Pinnacle Holdings          4.5%
Towers for Cellular, PCS & Paging

9. Harley-Davidson            4.3%
Motorcycles & Related Merchandise

10. SEI Investments           4.2%
Mutual Fund Administration

--------------------------------------------------------------------------------
Each fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statements of Investments for complete lists of a fund's holdings, including those described under Performance Review. Past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY
RESULTS TO JUNE 30, 2000

                             2nd  Year to  Last 12
                         quarter     date   months
WANGER FOREIGN FORTY      -3.16%    9.81%   77.92%
EAFE                      -3.96%   -4.06%   17.16%
SSB World ex U.S.
  Cap Range $2-10B        -0.54%   -1.25%   15.14%


WANGER FOREIGN FORTY N.A.V. AS OF 6/30/00: $19.29

EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in Europe, Australia and the Far East. The SSB World ex U.S. Cap Range $2-10B is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. All indexes are unmanaged and returns include reinvested dividends.
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY TOP 5 COUNTRIES
As a % of net assets, as of 6/30/00
United Kingdom                              17.2%
Israel                                      11.2%
Australia                                    7.7%
Japan                                        6.8%
Canada                                       6.7%
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY TOP 10 HOLDINGS

1. Amdocs                     5.5%
Telecommunications Billing &
Customer Care Software-Israel

2. Audiofina                  4.6%
TV & Radio Broadcaster-Belgium

3. ERG                        4.2%
Smart Card Systems for Public
Transportation-Australia

4. Comverse Technology        4.1%
Voicemail & Related Systems-
Israel

5. Irish Life & Permanent     3.8%
Savings Products-Ireland


6. Celestica                  3.5%
Electronic Manufacturing
Services-Canada

7. Computershare              3.4%
Financial Software/Services-
Australia

8. Clearnet
Communications                3.2%
Mobile Communications-Canada

9. Venture
Manufacturing                 3.2%
Electronic Manufacturing
Services-Singapore

10. Star Cruises              2.9%
Cruise Line-Singapore

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                         Wanger Advisors Trust      2000 Semiannual Report
--------------------------------------------------------------------------------
LOGO:    PERFORMANCE REVIEW     WANGER U.S. SMALL CAP

Hitting its first rough patch since its launch five years ago, Wanger U.S. Small Cap fell 14.6% during the first half of the year vs. the Russell 2000, up 3.0%. While short-term performance lagged, the Fund's 19.9% average annual return outscores the Russell's 15.3% average annual gain since the Fund's inception (5/3/95 - 6/30/00).

What happened? As you might expect, the (mis)behavior of our technology holdings hurt the Fund's overall performance. In an unfortunate reversal, the tech names that have punished us so far in 2000 are the same stocks that pushed the Fund to the top of our peer group during the second half of last year.

Internet businesses are difficult to value so most investors let the stock market dictate value and follow its lead. We know Internet stocks are worth something. Our goal is to buy them at reasonable values. We paid reasonable prices for the "real world" businesses of Micros Systems, Project Software and Aztec Technology, without having to pay much for the upside potential of their Internet ventures. During the Internet rally in the second half of 1999, these companies doubled or tripled as the market fell in love with every Internet possibility. Last quarter, however, the romance was over. These same businesses were hurt by their Internet association and are essentially back where they started. In addition, revenue shortfalls announced by Micros Systems, RCN and Sykes Enterprises crushed their stock prices.

While our technology exposure has hurt Fund performance, we want to assure shareholders that we are not being overly aggressive in this area. As of June 30, 22% of the Fund's assets were invested in technology stocks, with an additional 13% in communications stocks, some of which mimic the techs (RCN, a new age fiber optics telecom network) and some of which act nothing like a tech stock (Commonwealth Telephone, a local phone company). Overall, our tech weighting has been, and remains, close to the weighting of the Russell 2000 Index.

Despite the wrenching readjustment we've been through, many of our top holdings are strong growth companies trading at record-low valuations. When investors start looking for quality, we think these names should get attention, pushing valuations back upward.


Photo of: Robert A. Mohn
ROBERT A. MOHN
Portfolio Manager

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                        Wanger Advisors Trust      2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                       RESULTS TO JUNE 30, 2000

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN         TOTAL RETURN FOR EACH PERIOD
WANGER U.S. SMALL CAP                        MAY 3, 1995 THROUGH JUNE 30, 2000

Line Chart:
               WANGER
               U.S.           RUSSELL
               SMALL CAP      2000
5/3/95         10000          10000
6/30/95        10770          10707
               12060          11765
12/31/95       11600          12020
               13297          12633
6/30/96        15351          13265
               15792          13310
12/31/96       17004          14003
               16366          13279
6/30/97        19093          15431
               22395          17728
12/31/97       22005          17134
               24865          18858
6/30/98        25361          17978
               20875          14356
12/31/98       23916          16697
               22388          15792
6/30/99        26375          18248
               25389          17094
12/31/99       29909          20247
               29077          21682
6/30/00        25545          20862



AVERAGE ANNUAL
TOTAL RETURN
1 Year:  -3.14%
3 Years: 10.18%
5 Years: 18.83%
Life:    19.90%


--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger U.S. Small Cap on May 3,1995 (the date the Fund began operations) through June 30, 2000 with the Russell 2000. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger U.S. Small Cap is a diversified fund that invest primarily in the stocks of small- and medium-size U.S. companies. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

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                          Wanger Advisors Trust      2000 Semiannual Report
--------------------------------------------------------------------------------
LOGO: PERFORMANCE REVIEW    WANGER INTERNATIONAL SMALL CAP

Wanger International Small Cap was off 3.1% for the first six-months of the year, faring better than the 4.1% decline of the EAFE Index but finishing behind the EMI World ex U.S., which eked out a 0.3% return for the period. With U.S. market volatility rippling across foreign borders, small-cap stocks around the globe lost ground during the period, but we remain excited about the portfolio's prospects going forward.

For instance, although Omni Industries put a damper on short-term returns, our conviction in the stock -- historically an excellent long-term performer for the Fund -- remains intact. A Singapore-based contract manufacturer, Omni declined amid concerns about component shortages. Despite this set back, we think Omni has what it takes to address these issues and maintain the profitable niche it has established within the technology outsourcing arena.

Internet consultants, such as FI Systems (France) and Icon Medialab (Sweden), retreated as foreign investors followed the lead of their U.S. counterparts and sold off technology names indiscriminately. We believe that these premier consultants are set to prosper, regardless of which businesses ultimately dominate the Internet. The consultants are not unlike the shovel salesmen in a gold rush: Only a few miners strike it rich but all need shovels for digging.

On the upside, UK-based electronics firm Chloride Group surged, propelled by strong earnings as well as by management's optimistic outlook for increased demand. Also in the technology camp, German semiconductor manufacturer Dialog Semiconductor rocketed upwards, thanks to strong demand for its mobile phone chips.

Outsourcing, a key portfolio theme, was also represented among the Fund's leading names. Dutch temporary employment provider Unique International rose briskly, as did Patheon, a Canadian provider of outsourced drug manufacturing and development services.

As always, we remain committed to finding the best small companies in the world to include in the Wanger International Small Cap portfolio. Our philosophy is to own these stocks through up and down market cycles, allowing the value to build over time. Despite the bumpy road we traveled this period, we remain very positive about what lies ahead. International markets are changing faster than we ever expected as an emerging local interest in equities is helping to expand and support the pool of investment options.


Photo of: Marcel P. Houtzager
MARCEL P. HOUTZAGER
Lead Portfolio Manager


Photo of: Peter Zaldivar
PETER ZALDIVAR
Co-Portfolio Manager

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                           Wanger Advisors Trust      2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP              RESULTS TO JUNE 30, 2000

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN        TOTAL RETURN FOR EACH PERIOD
WANGER INTERNATIONAL SMALL CAP              MAY 3, 1995 THROUGH JUNE 30, 2000




Line Chart:
               WANGER           EMI
               INTERNATIONAL  WORLD
               SMALL CAP     EX-U.S.
5/3/95         10000          10000
6/30/95        10970           9556
               12910           9933
12/31/95       13450          10123
               15499          10704
6/30/96        17183          11177
               17023          10924
12/31/96       17755          10855
               18357          10656
6/30/97        19568          11422
               19363          10960
12/31/97       17496           9835
               21307          11526
6/30/98        21410          11485
               17437           9747
12/31/98       20352          11030
               21564          11187
6/30/99        25404          11875
12/31/99       46072          13619
               54789          13896
6/30/00        44628          13653

AVERAGE ANNUAL
TOTAL RETURN
1 Year:  75.67%
3 Years: 31.60%
5 Years: 32.36%
Life:    33.57%

--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3,1995 (the date the Fund began operations) through June 30, 2000 with the EMI World ex-U.S. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. The Fund's performance, particularly during 1999, was achieved during a period of very favorable market conditions, particularly for European companies and for companies worldwide in the technology, media and telecommunications industries. These conditions may not continue, and performance at the levels the Fund achieved during 1999 is unlikely to be repeated. Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $2 billon. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. Wanger International Small Cap invests in foreign securities, which involve risks including currency fluctuation, sometimes lower liquidity, economic and political risks and different accounting methods.

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                            Wanger Advisors Trust      2000 Semiannual Report
--------------------------------------------------------------------------------
LOGO:  PERFORMANCE REVIEW     WANGER TWENTY

Wanger Twenty was up 2.9% for the first half of the year while the S&P MidCap 400 gained 9.0% and the Lipper Mid Cap Funds Index returned 8.7%. The S&P 500 was off 0.4%. The market's focus on growth stocks, particularly in technology, hurt our more value-oriented portfolio in the first quarter but we regained some ground in the second quarter (up 0.9% while both mid-cap indexes declined more than 3%) when the tech bubble burst.

Several of the Fund's winners shared a common theme: They provide tools to high-growth industries like technology, telecommunications, and the life sciences. Techne, for example, rose 88% during the quarter as investors realized biotech and drug companies will likely increase spending on the company's cytokines (cellular proteins used to test drug/cell interaction) and reagents (enzymes used in chemical reactions as catalysts) for research and development now that the human genome has been sequenced. Similarly, Waters gained 31% as growth accelerates in its mass spectrometry (a devise used to measure the molecular weight of a substance using light) business due to increased protein analysis following the gene-sequencing breakthrough. Tektronix, a winner last quarter, rose 32% after reporting strong results in its test and measurement instrument business, which sells products to the high-growth technology and telecommunications industries.

Two significant losers during the quarter were Reynolds & Reynolds, a manufacturer of business forms and computer systems used by car dealers, and H&R Block, a familiar name in tax preparation services. Reynolds & Reynolds lost 32% after announcing a dilutive equity transaction with partner General Motors. H&R Block fell 27% on disappointing earnings news that followed this year's tax season. Both of these names have strong franchises in growing industries and generate significant cash flow. Therefore, we are willing to be patient until the market comes to appreciate the value of their businesses.

Following our "downstream from technology" theme, Wanger Twenty chose to invest in companies benefiting from technology while avoiding pure technology names. This theme is not only prevalent in stocks mentioned previously, but also in more prosaic industries. Herman Miller, for example, manufactures office furniture, hardly a high-tech industry. Miller does, however, use technology extensively to provide customers with three-dimensional product models on its web page. By taking advantage of technology's increasing power and decreasing price, Miller has become the premier company within its industry.

Ending the quarter on a high note, Wanger Twenty was up 8.9% in June. The market appears to be favoring mid-cap stocks, as this group has outperformed large- and small-cap stocks so far this year.* This environment should prove favorable to the Fund's concentrated, mid-cap approach going forward.

*From January 1 through June 30, 2000, the S&P MidCap 400 was up 9.0% while the large-cap focused S&P 500 was down 0.4% and the small-cap Russell 2000 Index posted a 3.0% return.

 Part of the performance shown is due to the Fund's purchases of securities in IPOs. Some of those securities were held as investments in the Fund and others were sold soon after purchase. It is anticipated that the Fund's purchases of securities in IPOs may continue in the future, but continuation is not certain and the impact of IPO purchases is likely to decline as the Fund grows larger.


Photo of: John H. Park
JOHN H. PARK
Portfolio Manager

                      Wanger Advisors Trust      2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER TWENTY                               RESULTS TO JUNE 30, 2000

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN      TOTAL RETURN FOR THE PERIOD
WANGER TWENTY                             FEBRUARY 1, 1999 THROUGH JUNE 30, 2000


Line Chart:
               WANGER  S & P MIDCAP
               TWENTY           400
2/1/99         10000          10000
3/31/99        10530           9741
6/30/99        12530          11120
9/30/99        11410          10186
12/31/99       13430          11937
3/31/00        13697          13451
6/30/00        13822          13008


AVERAGE ANNUAL
TOTAL RETURN
Year to date: 2.92%
1 Year:      10.31%
Life of Fund: 25.73%

--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger Twenty on February 1, 1999 through June 30, 2000, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Twenty is a non-diversified fund that invests primarily in the stocks of medium- to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Twenty's total return and may make the fund's returns more volatile than a more diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks.

                          Wanger Advisors Trust      2000 Semiannual Report
--------------------------------------------------------------------------------
LOGO:  PERFORMANCE REVIEW     WANGER FOREIGN FORTY

Wanger Foreign Forty gained 9.8% during the first half of the year, strongly outperforming the EAFE Index, off 4.1%, and the SSB World ex-U.S. Cap Range Index, down 1.3%. As of June 30, the Fund's total return ranked first among the 129 funds in the Lipper Variable Annuity International Funds category for the one-year period ended June 30, 2000.

Recent additions from Australia served the Fund well. ERG Limited, a producer of smart cards used in public transportation and telecommunications, was up 74%, and Computershare, a financial software company, saw a 30% gain. The Fund also benefited from participation in the initial public offering of Bookham Technology, a UK manufacturer of optical components used in telecom networks.* Among our veteran holdings, Amdocs, an Israeli billing software developer, rose 116%, and Belgium's Audiofina, a European broadcast media leader, increased 72%.

Several of our strong, long-term performers gave back some ground over the six months. Singapore-based Star Cruises hit choppy water, sinking 47% on news of slowing demand across the cruise industry. However, we feel Star will see a turnaround as Asia's middle class expands. Telecommunication stocks declined in the second quarter hurting UK telecom company Thus, off 40%, and Japanese call center operator Bellsystem24, down 43%.

The world of equity investing outside the United States is changing faster than we ever imagined it would. In Europe, for example, new equity issues are breaking all previous records. Much of this cash is funding young, fast-growing enterprises that are going public for the first time. As buyers of small- to mid-cap stocks, we should benefit from a larger pool of stocks and a growing local interest in investing.

*Part of the performance shown is due to the Fund's purchases of securities in IPOs. Some of those securities were held as investments in the Fund and others were sold soon after purchase. It is anticipated that the Fund's purchases of securities in IPOs may continue in the future, but continuation is not certain and the impact of IPO purchases is likely to decline as the Fund grows larger.


Photo of: Marcel P. Houtzager
MARCEL P. HOUTZAGER
Co-Portfolio Manager


Photo of: Roger D. Edgley
ROGER D. EDGLEY
Co-Portfolio Manager

                       Wanger Advisors Trust      2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                        RESULTS TO JUNE 30, 2000

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN      TOTAL RETURN FOR THE PERIOD
WANGER FOREIGN FORTY                      FEBRUARY 1, 1999 THROUGH JUNE 30, 2000


Line Chart:
              WANGER
             FOREIGN
               FORTY           EAFE
2/1/99         10000          10000
3/31/99        10190          10169
6/30/99        11350          10428
9/30/99        11650          10885
12/31/99       18390          12734
3/31/00        20853          12721
6/30/00        20193          12217


AVERAGE ANNUAL
TOTAL RETURN
Year to Date: 9.81%
1 Year:      77.92%
Life of Fund: 64.40%

--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger Foreign Forty on February 1, 1999 through June 30, 2000, to the EAFE Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. The Fund's performance, particularly during 1999, was achieved during a period of very favorable conditions, particularly for European companies and for companies worldwide in the technology, media and telecommunications industries. Those conditions may not continue, and performance at the levels of 1999 is unlikely to be repeated. Part of the performance shown is due to the Fund's purchases of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Foreign Forty is a non-diversified fund that invest in the stocks of medium- to larger-size companies with market capitalizations of $5 billion to $15 billion. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Foreign Forty's total return and may make the fund's returns more volatile than a more diversified international fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Wanger Foreign Forty invests in foreign securities, which involve risks including currency fluctuation, sometimes lower liquidity, economic and political risks and different accounting methods.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2000
--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         Common Stocks-89.9%

         Information-48.7%
--------------------------------------------------------------------------------
         Broadcasting-0.1%
 18,000  Young Broadcasting (b)                                         $462,375
         Television Stations

--------------------------------------------------------------------------------
         Television Programming-1.5%
305,000  Mediacom Communications (b)                                   4,689,375
         Cable Television Franchises
 65,000  Classic Communications (b)                                      580,937
         Cable Television in Rural Areas
--------------------------------------------------------------------------------
                                                                       5,270,312

--------------------------------------------------------------------------------
         Radio-0.8%
308,300  Salem Communications (b)                                      2,861,409
         Radio Stations for Religious Programming

--------------------------------------------------------------------------------
         Telecommunications/Wireline Communications-4.9%
228,300  Commonwealth Telephone (b)                                   10,744,368
         Rural Phone Franchises & CLEC
282,000  RCN (b)                                                       7,155,750
         Metro Market CLEC: Voice, Video &
         Internet Services
--------------------------------------------------------------------------------
                                                                      17,900,118

--------------------------------------------------------------------------------
         Mobile Communications-7.5%
128,000  Telephone & Data Systems (b)                                 12,832,000
         Cellular & Telephone Services
234,500  COMARCO (b) (c)                                               7,621,250
         Wireless Network Testing
154,400  Price Communications (b)                                      3,638,050
         Cellular Telephone Services
262,000  Diversinet (b)                                                3,111,250
         Wireless PKI Security
--------------------------------------------------------------------------------
                                                                      27,202,550

--------------------------------------------------------------------------------
         Telecommunications Equipment-2.9%
245,800  Aspect Telecommunications (b)                                 9,663,012
         Call Center Equipment
168,100  Ezenia (b)                                                      745,943
         Video Servers
--------------------------------------------------------------------------------
                                                                      10,408,955

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Business Information/Marketing Services-5.2%
102,700  Getty Images (b)                                             $3,806,318
         Photographs for Publications &
         Electronic Media
151,000  PRIMEDIA (b)                                                  3,435,250
         Specialty Magazines & Other Publications
147,900  CACI International (b)                                        2,884,050
         Technology Services for Government
597,000  Telespectrum Worldwide (b)                                    2,723,812
         Call & Web Center Services
142,300  Reynolds & Reynolds (b)                                       2,596,975
         Business Forms & Computer Systems
         for Car Dealers
 48,400  Information Holdings (b)                                      1,790,800
         Scientific & Medical Publications,
         Patent Information
 61,000  Acxiom                                                        1,662,250
         Database Marketing Services
--------------------------------------------------------------------------------
                                                                      18,899,455

--------------------------------------------------------------------------------
         Business Software-4.1%
620,000  JDA Software Group (b)                                       11,896,250
         Applications/Software & Services for Retailers
 76,000  Project Software (b)                                          1,368,000
         Enterprise Maintenance Software
 91,000  Objective System Integrators (b)                                972,562
         Telecom Network Management
 25,000  Hyperion Solutions (b)                                          810,937
         Application Software
--------------------------------------------------------------------------------
                                                                      15,047,749

--------------------------------------------------------------------------------
         Transaction Processors-3.1%
309,300  National Data                                                 7,113,900
         Credit Card & Health Claims Processor
164,500  Concord EFS (b)                                               4,277,000
         Credit Card Processor
--------------------------------------------------------------------------------
                                                                      11,390,900

--------------------------------------------------------------------------------
         Computer Hardware/Related Systems-6.4%
424,900  Micros Systems (b)                                            7,887,206
         Information Systems for Restaurants & Hotels


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2000



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Computer Hardware/Related Systems-6.4% (cont)
298,200  Kronos (b)                                                   $7,753,200
         Labor Management Solutions
165,000  American Power Conversion (b)                                 6,734,062
         Uninterruptible Power Systems
301,205  SensAble Technologies (b)                                     1,000,000
         Sensory Devices for Computer Based Sculpting
--------------------------------------------------------------------------------
                                                                      23,374,468

--------------------------------------------------------------------------------
         Semiconductors/Related Equipment-2.0%
127,900  DSP Group (b)                                                 7,162,400
         Telecom Semiconductors

--------------------------------------------------------------------------------
         Instrumentation-5.9%
163,000  Perkin Elmer                                                 10,778,375
         Analytical Instruments for Biotech/Telecom
144,000  Tektronix                                                    10,656,000
         Analytical Instruments
--------------------------------------------------------------------------------
                                                                      21,434,375

--------------------------------------------------------------------------------
         Computer Services-3.2%
439,900  Sykes Enterprises (b)                                         5,663,712
         Call Center Services
170,000  Pomeroy Computer Resources (b)                                2,507,500
         Network Integration Services
301,800  RCM Technologies (b)                                          2,225,775
         Technology Staffing Services
535,000  Aztec Technology Partners (b)                                 1,170,328
         Technology Staffing Services
--------------------------------------------------------------------------------
                                                                      11,567,315

--------------------------------------------------------------------------------
         Internet Related-1.1%
350,000  MSI Holdings (b)                                              2,537,500
         Web Hosting
205,000  Online Resources (b)                                          1,319,687
         Internet Banking Technology
--------------------------------------------------------------------------------
                                                                       3,857,187

--------------------------------------------------------------------------------
         INFORMATION-TOTAL                                           176,839,568


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


         Health Care-8.9%
--------------------------------------------------------------------------------
         Biotechnology/Drug Delivery-2.6%
 55,000  Myriad Genetics (b)                                          $8,144,297
         Gene Discovery & Diagnostic Products
 55,000  Genzyme Molecular Oncology Division (b)                         763,125
         Gene Expression Technology & Cancer Drugs
 26,000  Genset (b)                                                      601,250
         Genomics
--------------------------------------------------------------------------------
                                                                       9,508,672

--------------------------------------------------------------------------------
         Services-6.3%
339,000  First Health (b)                                             11,123,437
         PPO Network
448,000  Lincare Holdings (b)                                         11,032,000
         Home Health Care Services
592,700  Magellan Health Services (b)                                    740,875
         Mental Health Services
--------------------------------------------------------------------------------
                                                                      22,896,312

--------------------------------------------------------------------------------
         HEALTH CARE-TOTAL                                            32,404,984

         Consumer Goods/Services-2.5%
--------------------------------------------------------------------------------
         Nondurables-0.1%
 91,700  NuSkin Enterprises (b)                                          527,275
         Personal Care/Herbal Products

--------------------------------------------------------------------------------
         Retail-1.0%
 50,500  Whole Foods Market (b)                                        2,086,281
         Natural Food Supermarkets
120,000  Gadzooks (b)                                                  1,393,125
         Teen Apparel Retailer
--------------------------------------------------------------------------------
                                                                       3,479,406

--------------------------------------------------------------------------------
         Casinos-0.2%
115,200  Monarch Casino & Resort (b)                                     662,400
         Casino/Hotel in Reno


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2000



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Consumer Services-1.2%
245,000  ITT Educational Services (b)                                 $4,302,812
         Technology Oriented Post Secondary Degree
         Programs

--------------------------------------------------------------------------------
         CONSUMER GOODS/SERVICES-TOTAL                                 8,971,893

         Finance-9.9%
--------------------------------------------------------------------------------
         Banks/Savings & Loans-1.7%
 90,000  Texas Regional Bancshares                                     2,283,750
         TexMex Bank
 84,400  Chittenden                                                    2,062,525
         Vermont & Western Massachusetts Bank
 46,000  TCF Financial                                                 1,181,625
         Great Lakes Bank
 41,500  Peoples Bank Bridgeport                                         762,562
         Connecticut Savings & Loan
--------------------------------------------------------------------------------
                                                                       6,290,462

--------------------------------------------------------------------------------
         Finance Companies-2.6%
489,400  AmeriCredit (b)                                               8,319,800
         Auto Lending
232,000  World Acceptance (b)                                          1,218,000
         Personal Loans
--------------------------------------------------------------------------------
                                                                       9,537,800

--------------------------------------------------------------------------------
         Insurance-2.8%
586,600  UICI (b)                                                      3,849,562
         Insurance/Specialty
 92,000  Leucadia National                                             2,098,750
         Insurance Holding Company
403,900  Acceptance Insurance (b)                                      2,019,500
         Crop Insurance
 44,000  Protective Life                                               1,171,500
         Life/Dental Insurance
  8,000  Markel (b)                                                    1,133,000
         Specialty Insurance
--------------------------------------------------------------------------------
                                                                      10,272,312

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Money Management-2.8%
153,000  SEI Investments                                              $6,091,312
         Mutual Fund Administration
 74,600  Neuberger Berman                                              3,468,900
         Major Asset Management Company
 27,900  BKF Capital Group                                               442,912
         Institutional Money Manager
--------------------------------------------------------------------------------
                                                                      10,003,124

--------------------------------------------------------------------------------
         FINANCE-TOTAL                                                36,103,698

         Industrial Goods/Services-6.4%
--------------------------------------------------------------------------------
         Steel-0.1%
 73,400  Atchison Casting (b)                                            422,050
         Steel Foundries

--------------------------------------------------------------------------------
         Specialty Chemicals-1.4%
166,600  Lilly Industries, Cl. A                                       5,008,412
         Industrial Coatings

--------------------------------------------------------------------------------
         Other Industrial Services-4.9%
412,100  Insurance Auto Auctions (b)                                   8,705,612
         Auto Salvage Services
516,400  Wackenhut, Cl. B (b)                                          4,841,250
         Prison Management
174,000  Hub Group (b)                                                 2,599,125
         Truck & Rail Freight Forwarder
138,000  Labor Ready (b)                                                 914,250
         Temporary Manual Labor
 19,700  EGL (b)                                                         605,775
         Domestic Freight Forwarder
--------------------------------------------------------------------------------
                                                                      17,666,012

--------------------------------------------------------------------------------
         INDUSTRIAL GOODS/SERVICES-TOTAL                              23,096,474

         Energy/Minerals-10.7%
--------------------------------------------------------------------------------
         Independent Power-0.9%
 68,000  AES Corporation (b)                                           3,102,500
         Global Electric Producer


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2000



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Oil/Gas Producers-2.0%
700,900  Tesoro Petroleum (b)                                         $7,096,612
         Oil Refinery/Gas Producer

--------------------------------------------------------------------------------
         Oil Services-1.3%
401,000  Newpark Resources (b)                                         3,784,437
         Oilfield Fluid Management & Equipment Rental
 31,300  Carbo Ceramics                                                1,099,412
         Manufacturer of Ceramic Pellets for Gas Wells
--------------------------------------------------------------------------------
                                                                       4,883,849

--------------------------------------------------------------------------------
         Distribution/Marketing/Refining-6.5%
211,700  Dynegy                       14,461,756
         Natural Gas & Electric Processing,
         Production & Marketing
128,000  Equitable Resources           6,176,000
         Natural Gas Utility & Producer
168,000  Atmos Energy                  2,940,000
         Natural Gas Utility
--------------------------------------------------------------------------------
                                                                      23,577,756

--------------------------------------------------------------------------------
         ENERGY/MINERALS-TOTAL                                        38,660,717

         Other Industries-2.8%
--------------------------------------------------------------------------------
         Real Estate-0.6%
 47,000  The Rouse Company                                             1,163,250
         Regional Shopping Malls
 10,647  Equity Office Properties                                        293,457
         Largest Owner of Office Buildings
 12,900  Gaylord Entertainment                                           277,350
         Opryland Hotel & Other Assets
 21,400  Consolidated Tomoka                                             259,475
         16,000 Acres of Florida Land
--------------------------------------------------------------------------------
                                                                       1,993,532


--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares



--------------------------------------------------------------------------------
         Regulated Utilities-2.2%
523,000  Conectiv                                                     $8,139,187
         Electric Utility in New Jersey,
         Delaware & Maryland

--------------------------------------------------------------------------------
         OTHER INDUSTRIES- TOTAL                                      10,132,719

Total Common Stocks-89.9%                                            326,210,053
--------------------------------------------------------------------------------
(COST: $315,386,768)

Short-Term Obligations-9.8%
--------------------------------------------------------------------------------
                Yield 6.70%-6.82% Maturing 7/3-7/6/00
$15,668,000     GE International                                      15,653,311
 10,708,000     Ford Motor                                            10,703,943
  9,013,000     Citigroup                                              9,006,291
--------------------------------------------------------------------------------
(AMORTIZED COST: $35,363,545)                                         35,363,545

Total Investments-99.7%                                             $361,573,598
--------------------------------------------------------------------------------
(COST: $350,750,313)

Cash and Other Assets Less Liabilities-0.3%                            1,259,260
--------------------------------------------------------------------------------

Total Net Assets-100%                                               $362,832,858
================================================================================


   NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2000, for federal income tax purposes cost of investments was $351,348,867 and net unrealized appreciation was $10,224,731 consisting of gross unrealized appreciation of $87,223,041 and gross unrealized depreciation of $76,998,310.

(b)  Non-income producing security.

(c) On June 30, 2000, the Fund held the 5.36% of the outstanding voting shares of COMARCO. The aggregate cost and value of investments in this company at June 30, 2000, was $4,123,854 and $7,621,250, respectively. The market value of this security represents 2.10% of the total net assets at June 30, 2000. There were no purchases, proceeds from sales or dividends received from this company during the six months ended June 30, 2000.


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2000





--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         Common Stocks-95.7%

         Europe-55.4%
--------------------------------------------------------------------------------
         Germany-5.3%
125,000  GFK                                                          $6,170,987
         Market Research Services
 70,000  Entrium (b)                                                   3,623,507
         Telephone & Internet Bank
 43,000  Austria Technologies (b)                                      3,297,583
         Printed Circuit Board Manufacturer
 56,000  Dialog Semiconductor (b)                                      2,845,124
         Custom Semiconductors for Cell Phones
  8,000  Teleplan International (b)                                    1,219,339
         Warranty Repair Services
100,000  Norddeutsche Affinerie                                        1,085,135
         Copper Smelter
 16,815  Takkt                                                           157,964
         Mail Order Retailer of Office Furniture
--------------------------------------------------------------------------------
                                                                      18,399,639

--------------------------------------------------------------------------------
         Denmark-0.7%
140,000  Sondagavisen                                                  2,302,631
         Free Sunday Newspaper

--------------------------------------------------------------------------------
         Netherlands-8.5%
115,748  Kempen                                                        5,825,191
         Stock Brokerage/Investment Management
155,769  Hunter Douglas                                                4,233,226
         Decorative Window Coverings
153,333  Unique International                                          3,689,323
         Human Resources
151,327  Computer Service Solutions                                    3,525,008
         Computer Services
 61,200  Fugro                                                         3,505,312
         Survey & GPS Services
 59,000  Pink Roccade (b)                                              3,082,378
         Computer Services/Outsourcing
 64,000  Versatel (b)                                                  2,699,417
         Telecom Services for Business Parks
107,500  UCC                                                           1,669,401
         Computer Services/Consulting
 32,000  SNT Group (b)                                                 1,128,847
         Call Center Operator
--------------------------------------------------------------------------------
                                                                      29,358,103
--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Finland-1.3%
260,000  Talentum                                                     $2,405,127
         Trade Journals & Internet Services
175,000  F-Secure (b)                                                  2,031,513
         Security Software
--------------------------------------------------------------------------------
                                                                       4,436,640

--------------------------------------------------------------------------------
         Norway-3.3%
175,925  Enitel (b)                                                    6,853,659
  3,100  Enitel Warrants 10/26/04 (b)                                     52,405
         Telecommunication Services
500,000  Visma (b)                                                     2,544,544
         Business Software for Ships
612,300  Stepstone (b)                                                 2,027,222
         On-line Job Postings
--------------------------------------------------------------------------------
                                                                      11,477,830

--------------------------------------------------------------------------------
         Sweden-9.2%
385,000  Icon Medialab (b)                                             4,872,306
         Internet Consulting
622,200  Adcore (formerly known as
         Information Highway) (b)                                      4,823,805
         Internet Consulting
100,000  Modern Times Group (b)                                        4,788,507
         TV, Newspapers & Electronic Commerce
250,000  Semcon                                                        4,788,507
         Technical Consultant
148,000  Micronic Laser Systems (b)                                    3,020,408
         Electronics Production Equipment
 80,000  ProOffice                                                     2,152,548
         Temporary Employment Agency
 95,000  Utfors (b)                                                    2,112,073
         Telecommunication Services
120,000  Framtidsfabriken (b)                                          1,662,296
         Internet Consulting
207,000  Mandator                                                      1,357,028
         Computer & Internet Consulting
325,000  IBS (b)                                                       1,126,439
         Business Software
230,000  Effnet Group (b)                                                996,465
         Telecommunications Equipment
--------------------------------------------------------------------------------
                                                                      31,700,382


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2000





--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
--------------------------------------------------------------------------------
         France/Belgium-8.2%
 50,000  Telindus Group (Belgium)
         (formerly known as Telinfo)                                  $6,053,558
         Network Integration Services
 83,200  Prosodie                                                      4,386,553
         Automated Call Centers
 40,000  Ipsos                                                         4,217,839
         Market Research
130,860  Fininfo                                                       4,076,877
         Data Feeds for French Banks & Brokers
 70,000  LVL Medical Groupe (b)                                        2,945,777
         Home Healthcare
 35,196  Cegedim                                                       2,857,683
         Medical Market Research
 60,000  FI System (b)                                                 2,421,423
         Internet Consulting
 20,000  Ubizen (Belgium) (b)                                            709,363
         Internet Security Services/Software
 23,600  Genset (b)                                                      545,750
         Genomics
--------------------------------------------------------------------------------
                                                                      28,214,823

--------------------------------------------------------------------------------
           United Kingdom-9.9%
  688,000  Informa Group                                               7,119,080
           Business Information Provider
1,727,600  Chloride Group                                              4,995,437
           Electrical Equipment Manufacturer/Retailer
1,225,000  Taylor Nelson                                               4,886,677
           Market Research Services
  600,000  Expro International                                         3,755,983
           Offshore Oil Field Services
1,352,000  Incepta                                                     2,722,232
           Business Information & Marketing Services
  600,000  Photobition Group                                           2,602,392
           Production of Graphics for Exhibits
  350,000  Mitie Group (b)                                             1,926,058
           Facilities Management
  150,000  Bloomsbury Publishing                                       1,856,418
           Publishing


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         United Kingdom-9.9% (cont)
160,000  Baltimore Technologies (b)                                   $1,211,119
         Security Software
129,000  Edinburgh Fund Managers                                       1,077,040
         Investment Management
142,000  Oxford Asymmetry (b)                                          1,057,670
         Chemical Products & Services
275,000  St. James Capital                                             1,036,642
         Life Insurance
 52,000  Orchestream Holdings (b)                                        248,763
         Network Management Software
--------------------------------------------------------------------------------
                                                                      34,495,511

--------------------------------------------------------------------------------
         Spain/Portugal-3.9%
375,000  Red Electrica                                                 4,313,699
         Power Grid
143,000  Cortefiel                                                     3,114,453
         Apparel Retailer
200,000  Prosegur                                                      2,348,569
         Security Guards
 40,000  Ibersol (Portugal)                                            1,840,511
         Fast Food Retailer
 33,000  PT Multimedia (Portugal) (b)                                  1,644,957
         Cable & Satellite Operator
 33,000  PT Multimedia.com (Portugal) (b)                                254,019
         Internet Service Provider
--------------------------------------------------------------------------------
                                                                      13,516,208

--------------------------------------------------------------------------------
         Switzerland-3.0%
 20,000  Selecta Group                                                 6,223,479
         Vending Machine Owner/Operator
  1,950  Bachem                                                        4,149,191
         Drug Manufacturer
--------------------------------------------------------------------------------
                                                                      10,372,670

--------------------------------------------------------------------------------
         Italy-2.1%
345,000  Class Editore                                                 5,073,198
         Newspapers & On-Line Financial Data
232,000  Italdesign Giugiaro                                           2,074,947
         Automotive Designers
--------------------------------------------------------------------------------
                                                                       7,148,145

--------------------------------------------------------------------------------
         EUROPE-TOTAL                                                191,422,582


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2000




--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


          Asia-22.3%
--------------------------------------------------------------------------------
          Hong Kong-0.2%
4,952,000 E-New Media (b)                                               $647,959
          Telecommunication Services
--------------------------------------------------------------------------------
          Japan-8.6%
   40,000 Venture Link                                                 3,137,847
          Retail Franchises
   28,000 Moshi Moshi Hotline                                          3,016,870
          Telemarketing
   16,000 Don Quijote                                                  2,797,599
          Retail Franchises
  183,000 Diamond Leasing                                              2,371,277
          Leasing
  110,000 Densei Lambda                                                2,271,631
          Power Supplies
   12,000 C-Two Network                                                2,269,457
          Discount Food Retailer
   60,000 Wilson Learning                                              2,268,323
          Corporate Training
   14,000 Trans Cosmos                                                 2,106,516
          Information Technology Services
          & Investments
   58,000 Shobunsha                                                    2,033,741
          Map Publisher
  200,000 Bodysonic (b)                                                1,814,659
          Media Content Provider
   16,200 Union Tool                                                   1,760,786
          Precision Drill Bit Manufacturer
   11,800 Drake Beam Morin                                             1,639,431
          Employment Outplacement Services
   11,000 Stella Chemifa                                                 852,511
          Specialty Chemicals
   29,000 Pasona Softbank                                                794,858
          Temporary Employment Services
   40,000 Optex                                                          378,053
          Industrial Sensors
--------------------------------------------------------------------------------
                                                                      29,513,559


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
          Taiwan-4.9%
  320,000 Faraday Technology (b)                                      $3,522,077
          Application Specific Integrated
          Circuits (ASIC's)
  903,000 Systex (b)                                                   3,166,363
          Systems Integrator & Internet Services
1,687,500 Phoenixtec Power                                             3,068,181
          Uninterruptible Power Supply
          Manufacturer
1,248,000 Chroma Ate                                                   2,795,844
          Test & Measurement Instruments
  690,000 Hitron Technology (b)                                        2,744,318
          Network Integration & Internet Services
  657,720 Cosmo Electronics (b)                                        1,644,357
          Relay & Opto-Coupler Manufacturer
--------------------------------------------------------------------------------
                                                                      16,941,140

--------------------------------------------------------------------------------
          Singapore-5.5%
5,900,000 Omni Industries                                              9,725,274
          Contract Electronics Manufacturer
  598,000 Datacraft Asia                                               5,262,400
          Network Integrator
  750,000 Star Cruises                                                 4,050,000
          Cruise Line
--------------------------------------------------------------------------------
                                                                      19,037,674
--------------------------------------------------------------------------------
          South Korea-3.1%
  249,863 S1 Corporation                                               3,697,441
          Home/Business Security Services
   20,000 Cheil Communications                                         2,609,806
          Advertising
  185,000 Medison                                                      2,015,874
          Medical Equipment
   32,000 Cheil Jedang                                                 1,466,514
          Consumer Staples
  275,300 Korea Technology Investment                                    987,601
          Venture Capital
--------------------------------------------------------------------------------
                                                                      10,777,236

--------------------------------------------------------------------------------
         ASIA-TOTAL                                                   76,917,568


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2000



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


          Latin America-2.1%
--------------------------------------------------------------------------------
          Mexico-1.2%
1,000,000 Corp Interamericana
          de Entretenimiento (b)                                      $3,941,687
          Special Events & Live Entertainment
--------------------------------------------------------------------------------
          Brazil-0.9%
   40,000 Tele Celular                                                 1,810,000
          Mobile Communications
  100,000 Globo Cabo                                                   1,387,500
          Cable Television
--------------------------------------------------------------------------------
                                                                       3,197,500

--------------------------------------------------------------------------------
          LATIN AMERICA-TOTAL                                          7,139,187

          Other Countries-15.9%
--------------------------------------------------------------------------------
          Australia-6.7%
  660,000 ERG                                                          5,139,544
  400,000 ERG, Pfd.                                                    3,965,042
          Smart Card Systems for Public Transportation
4,250,000 Open Telecommunications (b)                                  4,342,994
          Computer Services
  575,000 Keycorp (b)                                                  3,234,805
          Smart Card Technology
1,200,000 Novogen (b)                                                  2,881,920
          Pharmaceuticals
  750,000 AAPT (b)                                                     2,467,644
          Telecommunications Provider
  800,000 Powerlan (b)                                                   838,638
          Computer Services
  315,000 Infomedia (b)                                                  189,126
          Publisher of Electronic Catalog for Auto Parts
  200,000 BMC Media.com (b)                                               81,654
          Advertising
--------------------------------------------------------------------------------
                                                                      23,141,367

--------------------------------------------------------------------------------
          Canada-7.4%
  200,000 Penn West Petroleum (b)                                      4,940,271
          Oil & Gas Producer
  630,000 Patheon (b)                                                  4,166,835
          Pharmaceuticals
  150,000 Corus Entertainment (b)                                      3,998,785
          CATV Programming & Radio Stations

--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares



--------------------------------------------------------------------------------
         Canada-7.4% (cont)
900,000  AltaGas Services (b)                                         $3,705,203
         Natural Gas Gatherer and Processor
300,000  Mosaic (b)                                                    3,644,462
         Outsourced Marketing Services
185,600  Teklogix International (b)                                    2,818,384
         Wireless Logistics Tracking Systems
 92,000  MDSI Mobil Data Solutions (b)                                 2,116,000
         Wireless Software
--------------------------------------------------------------------------------
                                                                      25,389,940

--------------------------------------------------------------------------------
         Israel-1.8%
 60,000  DSP Group (b)                                                 3,360,000
         Telecom Semiconductors
400,000  Paradigm Geophysical (b)                                      2,387,500
         Seismic Software
 20,000  Radware (b)                                                     530,000
         Internet Infrastructure & Internet Traffic
--------------------------------------------------------------------------------
                                                                       6,277,500

--------------------------------------------------------------------------------
         OTHER-TOTAL                                                  54,808,807

Total Common Stocks-95.7%                                            330,288,144
--------------------------------------------------------------------------------
(COST: $262,612,846)

Short-Term Obligations-1.6%
--------------------------------------------------------------------------------
$5,620,000   First Capital 6.90% Maturing 7/3/00                       5,617,845
--------------------------------------------------------------------------------
(AMORTIZED COST: $5,617,845)

Total Investments-97.3%                                              335,905,989
--------------------------------------------------------------------------------
(COST: $268,230,691)

Cash and Other Assets Less Liabilities-2.7%                            9,411,624
--------------------------------------------------------------------------------

Total Net Assets-100%                                               $345,317,613
================================================================================

    NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2000, for federal income tax purposes cost of investments was $268,230,691 and net unrealized appreciation was $67,675,298 consisting of gross unrealized appreciation of $96,507,253 and gross unrealized depreciation of $28,831,955.

(b) Non-income producing security.

(c) At June 30, 2000 $101,073,558 or 29.3% of the Fund's net assets was denominated in the Euro currency.


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP           PORTFOLIO DIVERSIFICATION JUNE 30, 2000



At June 30, 2000 the Fund's portfolio of investments as a percentage of net assets was diversified as follows:


                                                                 Value   Percent
--------------------------------------------------------------------------------
Information
Business Information &
   Marketing Services                                      $28,656,483      8.3%
Telephone Services                                          26,471,063      7.7
Computer Services                                           26,404,967      7.6
Business Software                                           19,179,068      5.6
Publishing                                                  18,648,751      5.4
Internet Related                                            17,084,448      4.9
Semiconductors & Related Equipment                          12,747,611      3.7
Transaction Processors                                      12,339,393      3.6
Advertising                                                 10,472,109      3.0
Contract Manufacturing                                       9,725,275      2.8
Computer Hardware &
   Related Equipment                                         9,190,058      2.7
Radio                                                        6,110,859      1.8
Instrumentation                                              5,910,297      1.7
Mobile Communications                                        4,633,043      1.3
Telecommunications Equipment                                 2,744,318      0.8
Telecom                                                      2,699,418      0.7
Domestic Consumer Software                                   2,116,000      0.6
TV Broadcasting                                                 81,654      0.1
--------------------------------------------------------------------------------
                                                           215,214,815     62.3

--------------------------------------------------------------------------------
Health Care
Pharmaceuticals                                              7,048,756      2.0
Medical Equipment                                            2,945,778      0.9
Hospital/Laboratory Supplies                                 2,015,874      0.6
Biotechnology/Drug Delivery                                  1,603,420      0.5
--------------------------------------------------------------------------------
                                                            13,613,828      4.0

--------------------------------------------------------------------------------
Consumer Goods/Services
Consumer Services                                           13,862,608      4.0
Entertainment                                                5,262,400      1.5
Durable Goods                                                4,233,227      1.2
Travel                                                       4,050,000      1.2
Food                                                         3,735,972      1.1
Retail                                                       2,955,564      0.9
Nondurables                                                  1,840,512      0.5
--------------------------------------------------------------------------------
                                                            35,940,283     10.4







                                                                Value   Percent
-------------------------------------------------------------------------------
Finance
Brokerage                                                   $5,825,192      1.7%
Banks                                                        3,623,508      1.0
Finance Companies                                            2,371,277      0.7
Money Management                                             2,064,642      0.6
Insurance                                                    1,036,643      0.4
--------------------------------------------------------------------------------
                                                            14,921,262      4.4

--------------------------------------------------------------------------------
Industrial Goods/Services
Outsourcing & Training Services                             10,911,360      3.2
Electrical Components                                        7,591,570      2.2
Specialty Chemicals                                          5,001,703      1.4
Machinery                                                    1,760,786      0.5
Industrial Services                                          1,639,431      0.5
--------------------------------------------------------------------------------
                                                            26,904,850      7.8

--------------------------------------------------------------------------------
Energy/Minerals
Oil Services                                                13,354,000      3.9
Oil/Gas Producers                                            4,940,271      1.4
Non-Ferrous Metals                                           1,085,135      0.3
--------------------------------------------------------------------------------
                                                            19,379,406      5.6

--------------------------------------------------------------------------------
Other
Regulated Utilities                                          4,313,700      1.2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Total Common Stocks                                        330,288,144     95.7

--------------------------------------------------------------------------------
Short-Term Obligations                                       5,617,845      1.6

--------------------------------------------------------------------------------
Total Investments                                          335,905,989     97.3

--------------------------------------------------------------------------------
Cash and Other Assets
   Less Liabilities                                          9,411,624      2.7

--------------------------------------------------------------------------------
Net Assets                                                $345,317,613    100.0%

================================================================================

See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER TWENTY                 STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2000


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         Common Stocks-89.8%

         Information-48.1%
--------------------------------------------------------------------------------
         Television Programming-2.5%
  8,600  Liberty Media Group, AT&T                                      $208,550
         CATV & Satellite Dish Programming

--------------------------------------------------------------------------------
         Telephone Services-2.5%
 10,200  McLeod USA, Inc. (b)                                            211,012
         Super Regional CLEC: Local,
         Long Distance & Internet Services

--------------------------------------------------------------------------------
         Mobile Communications-4.5%
  7,100  Pinnacle Holdings (b)                                           383,400
         Towers for Cellular, PCS & Paging

--------------------------------------------------------------------------------
         Business Information/Marketing Services-11.2%
 11,000  Getty Images (b)                                                407,687
         Photographs for Publications & Electronic Media
 17,800  Reynolds & Reynolds                                             324,850
         Computer Systems for Car Dealers
  6,900  H & R Block                                                     223,387
         Tax Preparation
--------------------------------------------------------------------------------
                                                                         955,924

--------------------------------------------------------------------------------
         Internet Related-0.7%
  1,650  MasTec (b)                                                       63,009
         Telecom Infrastructure Construction

--------------------------------------------------------------------------------
         Computer Hardware/Related Systems-3.1%
  6,500  American Power Conversion (b)                                   265,281
         Uninterruptible Power Systems

--------------------------------------------------------------------------------
         Contract Manufacturing-5.1%
  8,800  Jabil Circuit                                                   436,700
         Electronic Manufacturing Services

--------------------------------------------------------------------------------
         Instrumentation-18.5%
 10,000  Tektronix                                                       740,000
         Analytical Instruments
  8,300  Perkin Elmer                                                    548,837
         Analytical Instruments for Biotech/Telecom





--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Instrumentation-18.5% (cont)
  2,300  Waters                                                         $287,068
         Chromatography, Mass Spectrometry,
         Thermal Analysis
--------------------------------------------------------------------------------
                                                                       1,575,905

--------------------------------------------------------------------------------
         INFORMATION-TOTAL                                             4,099,781

         Health Care-12.8%
--------------------------------------------------------------------------------
         Biotechnology/Drug Delivery-0.6%
    600  Incyte Genomics (b)                                              49,312
         Gene Sequencing

--------------------------------------------------------------------------------
         Hospital/Laboratory Supplies-7.6%
  5,000  Techne (b)                                                      650,000
         Cytokines, Antibodies, Other Reagents
         for Life Sciences

--------------------------------------------------------------------------------
         Services-4.6%
 12,000  First Health (b)                                                393,750
         PPO Network

--------------------------------------------------------------------------------
         HEALTH CARE-TOTAL                                             1,093,062

         Consumer Goods/Services-10.7%
--------------------------------------------------------------------------------
         Furniture-3.6%
 12,000  Herman Miller                                                   310,500
         Office Furniture

--------------------------------------------------------------------------------
         Manufacturers-2.8%
 10,000  Jones Apparel (b)                                               235,000
         Women's Apparel

--------------------------------------------------------------------------------
         Leisure Vehicles-4.3%
  9,560  Harley Davidson                                                 368,060
         Motorcycles & Related Merchandise

--------------------------------------------------------------------------------
         CONSUMER GOODS/SERVICES-TOTAL                                   913,560


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER TWENTY                 STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2000




--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


         Finance-4.2%
--------------------------------------------------------------------------------
         Money Management-4.2%
  9,000  SEI Investments                                                $358,312
         Mutual Fund Administration

--------------------------------------------------------------------------------
         FINANCE-TOTAL                                                   358,312

         Industrial Goods/Services-5.9%
--------------------------------------------------------------------------------
         Logistics-3.9%
  7,000  Expeditors International of Washington                          332,505
         International Freight Forwarder

--------------------------------------------------------------------------------
         Other Industrial Services-2.0%
 15,000  ServiceMaster                                                   170,625
         Facilities Management

--------------------------------------------------------------------------------
         Industrial Goods/Services-Total                                 503,130

         Energy/Minerals-5.4%
--------------------------------------------------------------------------------
         Distribution/Marketing/Refining-5.4%
  6,762  Dynegy                                                          461,929
         Natural Gas & Electric Processing,
          Production & Marketing

--------------------------------------------------------------------------------
         ENERGY/MINERALS-TOTAL                                           461,929


--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares


         Real Estate-2.7%
--------------------------------------------------------------------------------
  7,300  General Growth Properties                                      $231,775
         Shopping Malls REIT

--------------------------------------------------------------------------------
         REAL ESTATE-TOTAL                                               231,775

Total Common Stocks-89.8%                                              7,661,549
--------------------------------------------------------------------------------
(COST: $6,189,197)

Short-Term Obligations-10.0%
--------------------------------------------------------------------------------
Yield 6.50%-6.63% Maturing 7/3-7/5/00
$547,000  First Capital                                                  546,597
 309,000  GE Capital                                                     308,888
--------------------------------------------------------------------------------
(AMORTIZED COST: $855,485)                                               855,485

Total Investments-99.8%                                                8,517,034
--------------------------------------------------------------------------------
(COST: $7,044,682)

Cash and Other Assets Less Liabilities-0.2%                               14,510
--------------------------------------------------------------------------------

Total Net Assets-100%                                                 $8,531,544
================================================================================

   NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2000, for federal income tax purposes cost of investments was $7,044,682 and net unrealized appreciation was $1,472,352 consisting of gross unrealized appreciation of $1,804,912 and gross unrealized depreciation of $332,560.

(b)  Non-income producing security.


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY          STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2000




--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         Common Stocks-90.1%

         Europe-49.9%
--------------------------------------------------------------------------------
         Germany-3.6%
  2,400  MobilCom                                                       $240,877
         Telecommunications Services
  4,000  Rhoen Klinikum                                                  159,127
         Hospital Management
--------------------------------------------------------------------------------
                                                                         400,004

--------------------------------------------------------------------------------
         Belgium-4.6%
  4,000  Audiofina                                                       517,643
         TV & Radio Broadcaster

--------------------------------------------------------------------------------
         Netherlands-5.1%
 16,000  Getronics                                                       247,702
         Computer Services
  4,090  ASR Verzekeringsgroep                                           212,892
         Auto/Life Insurance
  7,500  Fox Kids Europe (b)                                             118,626
         Cartoons
--------------------------------------------------------------------------------
                                                                         579,220

--------------------------------------------------------------------------------
         Finland-1.8%
 10,000  Comptel                                                         202,264
         Telephone Billing Software

--------------------------------------------------------------------------------
         Sweden-2.8%
  3,500  Modern Times Group (b)                                          167,597
         TV, Newspapers & Electronic Commerce
  2,000  Netcom (b)                                                      148,443
         Telecommunication Services
--------------------------------------------------------------------------------
                                                                         316,040

--------------------------------------------------------------------------------
         France-1.7%
  2,000  M6 Metropole TV                                                 121,933
         Television Broadcaster
    700  Atos (b)                                                         65,759
         Computer Services/Transaction Processing
--------------------------------------------------------------------------------
                                                                         187,692


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         United Kingdom/Ireland-21.0%
 50,000  Irish Life & Permanent (Ireland)                               $423,221
         Savings Products
  8,000  Energis (b)                                                     300,115
         Telecommunication Services
 30,000  Peninsular & Oriental (b)                                       257,060
         Cruise Line
 30,000  Serco Group                                                     237,303
         Facilities Management
 16,000  Sema Group (b)                                                  227,690
         Computer Software & Services
 40,000  Hays                                                            223,148
         Outsourcing Services
 20,000  SSL International                                               215,730
         Medical & Footcare Products
 45,000  Thus (b)                                                        188,707
         Emerging Telecommunications
  5,000  Logica                                                          118,386
         Computer Software & Services
  1,562  NTL (b)                                                          93,524
         Voice, Video & Data Services
  5,000  WPP Group (b)                                                    73,045
         Advertising
--------------------------------------------------------------------------------
                                                                       2,357,929

--------------------------------------------------------------------------------
         Spain-0.8%
  4,000  Indra Sistemas                                                   91,872
         Computer Services

--------------------------------------------------------------------------------
         Switzerland-3.2%
     70  Julius Baer                                                     277,658
         Private Banking, Brokerage & Mutual Funds
     20  Pargesa Holdings                                                 45,753
         Industrial & Media Conglomerate
     15  Cie Fin Richemont                                                40,541
         Luxury Goods, Tobacco & Pay TV
--------------------------------------------------------------------------------
                                                                         363,952


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY          STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2000




--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Italy-5.3%
 45,000  Saipem                                                         $267,449
         Offshore Construction & Drilling
 14,000  Banca Fideuram                                                  212,042
         Life Insurance/Mutual Funds
 10,000  Editoriale L'Espresso                                           118,866
         Newspapers & Magazines
--------------------------------------------------------------------------------
                                                                         598,357

--------------------------------------------------------------------------------
         EUROPE-TOTAL                                                  5,614,973

         Asia-12.9%
--------------------------------------------------------------------------------
         Japan-6.8%
    600  Bellsystem 24                                                   294,882
         Call Centers
    500  Fast Retailing                                                  209,819
         Discount Apparel Retailer
  1,200  Orix                                                            177,496
         Finance Leasing
    500  Nintendo                                                         87,519
         Video Games
--------------------------------------------------------------------------------
                                                                         769,716

--------------------------------------------------------------------------------
         Singapore-6.1%
 35,000  Venture Manufacturing                                           356,275
         Electronic Manufacturing Services
 61,000  Star Cruises (b)                                                329,400
         Cruise Line
--------------------------------------------------------------------------------
                                                                         685,675

--------------------------------------------------------------------------------
         ASIA-TOTAL                                                    1,455,391

         Other Countries-27.3%
--------------------------------------------------------------------------------
         Australia-7.7%
 60,000  ERG                                                             467,231
         Smart Card Systems for Public Transportation
 75,000  Computershare                                                   386,807
         Financial Software/Services
 22,000  Infomedia (b)                                                    13,208
         Publisher of Electronic Catalog for Auto Parts
--------------------------------------------------------------------------------
                                                                         867,246
--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares



--------------------------------------------------------------------------------
         Canada-6.7%
  8,000  Celestica (b)                                                  $389,282
         Electronic Manufacturing Services
 13,000  Clearnet Communications (b)                                     359,721
         Mobile Communications
--------------------------------------------------------------------------------
                                                                         749,003

--------------------------------------------------------------------------------
         Israel-11.2%
  8,000  Amdocs (b)                                                      614,000
         Telecommunications Billing &
         Customer Care Software
  5,000  Comverse Technology (b)                                         465,000
         Voicemail & Related Systems
  2,700  Gilat Satellite Network (b)                                     187,312
         Satellite Communications Equipment
--------------------------------------------------------------------------------
                                                                       1,266,312

--------------------------------------------------------------------------------
         United States-1.7%
 16,000  Global TeleSystems (b)                                          193,023
         Telecommunications Services

--------------------------------------------------------------------------------
         OTHER-TOTAL                                                   3,075,584

Total Common Stocks-90.1%                                             10,145,948
--------------------------------------------------------------------------------
(COST: $ 9,513,249)

Short-Term Obligations-8.9%
--------------------------------------------------------------------------------
$1,003,000   First Capital 6.90% Maturing 7/3/00                       1,002,615
--------------------------------------------------------------------------------
(AMORTIZED COST: $1,002,615)

Total Investments-99.0%                                               11,148,563
--------------------------------------------------------------------------------
(COST: $10,515,864)

Cash and Other Assets Less Liabilities-1.0%                              106,926
--------------------------------------------------------------------------------

Total Net Assets-100%                                                $11,255,489
================================================================================

         NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2000, for federal income tax purposes cost of investments was $10,520,544 and net unrealized appreciation was $628,019 consisting of gross unrealized appreciation of $1,875,702 and gross unrealized depreciation of $1,247,683.
(b)  Non-income producing security.
(c) At June 30, 2000, $2,577,052 or 22.9% of the Fund's net assets was denominated in the Euro currency.


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY              PORTFOLIO DIVERSIFICATION JUNE 30, 2000





At June 30, 2000 the Fund's portfolio of investments as a percentage of net assets was diversified as follows:


                                                               Value     Percent
--------------------------------------------------------------------------------
Information
Telephone Services                                       $1,366,026        12.1%
Transaction Processors                                      854,039         7.6
Computer Services                                           659,540         5.9
Telecommunications Equipment                                652,313         5.8
TV Broadcasting                                             639,578         5.7
Business Software                                           614,000         5.5
Mobile Communications                                       359,722         3.2
Contract Manufacturing                                      356,275         3.2
Publishing                                                  299,673         2.7
Television Programming                                      118,627         1.1
CATV                                                         93,525         0.8
Business Information &
   Marketing Services                                        91,872         0.7
Advertising                                                  73,046         0.6
--------------------------------------------------------------------------------
                                                          6,178,236        54.9

--------------------------------------------------------------------------------
Health Care
Pharmaceuticals                                             215,731         1.9
Hospital Management                                         159,128         1.4
--------------------------------------------------------------------------------
                                                            374,859         3.3

--------------------------------------------------------------------------------
Consumer Goods/Services
Travel                                                      329,400         2.9
Retail                                                      209,820         1.9
Leisure Products                                            202,265         1.7
International Consumer Software                              87,519         0.8
Entertainment                                                40,542         0.4
--------------------------------------------------------------------------------
                                                            869,546         7.7

--------------------------------------------------------------------------------
Finance
Insurance                                                   636,114         5.7
Banks                                                       277,657         2.5
Money Management                                            212,042         1.9
Investment Companies                                        177,496         1.5
Closed End Funds                                             45,754         0.4
--------------------------------------------------------------------------------
                                                          1,349,063        12.0






                                                               Value     Percent
--------------------------------------------------------------------------------
Industrial Goods/Services
Outsourcing and Training Services                           $460,452        4.0%
Electrical Components                                        389,283        3.5
--------------------------------------------------------------------------------
                                                             849,735        7.5

--------------------------------------------------------------------------------
Energy/Minerals
Oil Services                                                 267,449        2.4

--------------------------------------------------------------------------------
Other
Transportation                                               257,060        2.3


--------------------------------------------------------------------------------
Total Common Stocks                                       10,145,948       90.1


--------------------------------------------------------------------------------
Short-Term Obligations                                     1,002,615        8.9

--------------------------------------------------------------------------------
Total Investments                                         11,148,563       99.0

--------------------------------------------------------------------------------
Cash and Other Assets
   Less Liabilities                                          106,926        1.0

--------------------------------------------------------------------------------
Net Assets                                               $11,255,489      100.0%

================================================================================


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (unaudited) JUNE 30, 2000



                                                           Wanger        Wanger       Wanger        Wanger
                                                    U.S. Small Cap International      Twenty       Foreign
                                                                       Small Cap                     Forty
==========================================================================================================
ASSETS
Investments, at value (cost: Wanger U.S.
   Small Cap $350,750,313;  Wanger International      $361,573,598  $335,905,989  $8,517,034   $11,148,563
   Small Cap $268,230,691; Wanger Twenty
   $7,044,682; Wanger Foreign Forty $10,515,864)
Cash                                                           224     1,119,233         515           677
Receivable for:
   Securities sold                                       2,061,473     8,715,146          --        97,594
   Fund shares sold                                        857,006     4,929,102      62,356        70,516
   Dividends and interest                                   30,400       343,116       2,332         9,798
Other assets                                                 1,145           649          65            31
-----------------------------------------------------------------------------------------------------------
   Total assets                                        364,523,846   351,013,235   8,582,302    11,327,179

LIABILITIES AND NET ASSETS
Payable for:
   Securities purchased                                  1,647,994     4,073,757          --        13,246
   Fund shares redeemed                                     10,473     1,555,381      42,156        49,406
   Other                                                    32,521        66,484       8,602         9,038
-----------------------------------------------------------------------------------------------------------
   Total liabilities                                     1,690,988     5,695,622      50,758        71,690
-----------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding      $362,832,858  $345,317,613  $8,531,544   $11,255,489
===========================================================================================================
Fund shares outstanding                                 19,520,312     9,016,962     644,503       583,597
===========================================================================================================
PRICING OF SHARES
Net asset value, offering price and
redemption price per share                                  $18.59        $38.30      $13.24        $19.29
===========================================================================================================
ANALYSIS OF NET ASSETS
Paid-in capital                                       $346,484,730  $208,529,288  $7,489,987    $9,176,922
Undistributed net realized gain (loss)                   5,416,704    70,115,099    (420,202)    1,435,828
   on sales of investments and foreign
   currency transactions
Net unrealized appreciation of investments              10,823,285    67,667,369   1,472,352       628,710
   and foreign currency  transactions
  (net of unrealized PFIC
   gains of $4,013 for Wanger Foreign Forty)
Net investment income (loss)                               108,139      (994,143)    (10,593)       14,029
-----------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding      $362,832,858  $345,317,613  $8,531,544   $11,255,489
===========================================================================================================


See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (unaudited)

                                                            Wanger              Wanger              Wanger             Wanger
                                                    U.S. Small Cap       International              Twenty            Foreign
                                                                             Small Cap                                  Forty

                                                  Six months ended    Six months ended    Six months ended   Six months ended
                                                     June 30, 2000       June 30, 2000      June 30,  2000      June 30, 2000
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign taxes of
   $169,743 for Wanger                                    $880,829          $1,073,952             $21,690            $47,663
   International Small Cap and $6,629
      for Wanger Foreign Forty)
Interest                                                 1,124,612             434,952              16,289             25,613
------------------------------------------------------------------------------------------------------------------------------
Total investment income                                  2,005,441           1,508,904              37,979             73,276

EXPENSES:
Investment advisory                                      1,786,976           2,128,186              34,180             43,465
Custodian                                                   27,322             310,903               3,024             11,242
Legal and audit                                             36,710              27,205               7,900              7,950
Reports to shareholders                                      6,372               5,826               6,250              6,250
Amortization of organization costs                           5,010               6,677                  --                 --
Transfer agent                                              10,920              10,556               9,750              9,750
Trustees'                                                   15,834              11,982                 250                221
Insurance                                                    2,264               1,283                  43                 43
Other                                                       10,880               4,836                 246                 76
-------------------------------------------------------------------------------------------------------------------------------
Total expenses                                           1,902,288           2,507,454              61,643             78,997
Less custodian fees paid indirectly                         (5,118)             (4,407)             (2,884)               (42)
Less reimbursement of expenses by advisor                       --                  --             (10,187)           (15,930)
-------------------------------------------------------------------------------------------------------------------------------
Net expenses                                             1,897,170           2,503,047              48,572             63,025
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                               108,271            (994,143)            (10,593)            10,251
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on sales of investments      6,307,250          70,129,645            (406,218)         1,442,557
   Net change in unrealized appreciation               (66,257,453)        (83,670,143)            702,833         (1,013,285)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments (59,950,203)        (13,540,498)            296,615            429,272
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
     from operations                                  $(59,841,932)       $(14,534,641)           $286,022           $439,523
===============================================================================================================================

See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)


                                                                 Wanger U.S. Small Cap           Wanger International Small Cap

                                                           Six months ended         Year ended  Six months ended         Year ended
                                                              June 30, 2000  December 31, 1999     June 30, 2000  December 31, 1999
===================================================================================================================================
FROM OPERATIONS:
   Net investment income (loss)                                   $108,271            $481,843         $(994,143)         $(881,145)
   Net realized gain (loss) on sales of investments              6,307,250          49,157,155        70,129,645         47,468,114
   Net change in unrealized appreciation                       (66,257,453)         26,975,880       (83,670,143)       124,783,648
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      resulting from operations                                (59,841,932)         76,614,878       (14,534,641)       171,370,617

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (481,975)                 --                --         (2,396,217)
   Net realized gain                                           (49,642,946)        (31,015,042)      (39,240,076)                --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                         (50,124,921)        (31,015,042)      (39,240,076)        (2,396,217)
FROM FUND SHARE TRANSACTIONS:
   Reinvestment of dividends and capital gain distributions     50,085,126          30,987,684        39,173,838          2,391,782
   Proceeds from other shares sold                              52,998,741          39,307,491       133,138,790         30,696,445
-----------------------------------------------------------------------------------------------------------------------------------
                                                               103,083,867          70,295,175       172,312,628         33,088,227
   Payments for shares redeemed                                (20,993,629)        (64,304,419)      (84,551,270)       (31,984,964)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from Fund share transactions      82,090,238           5,990,756        87,761,358          1,103,263
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (27,876,615)         51,590,592        33,986,641        170,077,663
NET ASSETS:
   Beginning of period                                         390,709,473         339,118,881       311,330,972        141,253,309
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                                              $362,832,858        $390,709,473      $345,317,613       $311,330,972
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                        $108,139            $481,843      $   (994,143)                --
===================================================================================================================================

See accompanying notes to financial statements.

                                       30


                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)



                                                                Wanger Twenty                      Wanger Foreign Forty

                                                                                Inception                                 Inception
                                                  Six months ended     February 1 through   Six months ended     February 1 through
                                                     June 30, 2000      December 31, 1999      June 30, 2000      December 31, 1999
===================================================================================================================================
FROM OPERATIONS:
   Net investment income (loss)                           $(10,593)              $(28,532)           $10,251                $(2,048)
   Net realized gain (loss) on sales of investments       (406,218)               308,673          1,442,557                401,583
   Net change in unrealized appreciation                   702,833                769,519         (1,013,285)             1,646,008
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      resulting from operations                            286,022              1,049,660            439,523              2,045,543

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        --                     --                 --                     --
   Net realized gain                                      (294,125)                    --           (406,499)                    --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                    (294,125)                    --           (406,499)                    --
FROM FUND SHARE TRANSACTIONS:
   Reinvestment of dividends and capital
   gain distributions                                      294,123                     --            406,494                     --
   Proceeds from other shares sold                       3,482,530              6,997,548          7,486,822              4,072,887
-----------------------------------------------------------------------------------------------------------------------------------
                                                         3,776,653              6,997,548          7,893,316              4,072,887
   Payments for shares redeemed                         (1,807,137)            (1,477,077)        (2,496,979)              (292,302)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from Fund
        share transactions                               1,969,516              5,520,471          5,396,337              3,780,585
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  1,961,413              6,570,131          5,429,361              5,826,128
NET ASSETS:
   Beginning of period                                   6,570,131                     --          5,826,128                     --
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                                        $8,531,544             $6,570,131        $11,255,489             $5,826,128
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)              $  (10,593)                    --        $    14,029             $    3,778
===================================================================================================================================


                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP             FINANCIAL HIGHLIGHTS (unaudited)




                                           Six months           Year           Year            Year            Year   May 3, 1995
                                                ended          ended          ended           ended           ended       through
                                             June 30,       Dec. 31,       Dec. 31,        Dec. 31,        Dec. 31,      Dec. 31,
                                                 2000           1999           1998            1997            1996          1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $24.88         $22.18         $21.46          $16.97          $11.60        $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (c)               .01            .03           (.05)           (.02)           (.06)         (.05)
   Net realized and unrealized gain
           (loss) on investments                (3.21)          4.79           1.93            4.90            5.46          1.65
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations             (3.20)          4.82           1.88            4.88            5.40          1.60

LESS DISTRIBUTIONS
   Dividends from net investment income          (.03)            --             --              --              --            --
   Distributions from net realized gain         (3.06)         (2.12)         (1.16)           (.39)           (.03)           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (3.09)         (2.12)         (1.16)           (.39)           (.03)           --
NET ASSET VALUE, END OF PERIOD                 $18.59         $24.88         $22.18          $21.46          $16.97        $11.60
=================================================================================================================================
TOTAL RETURN                                   (14.59%)        25.06%          8.68%          29.41%          46.59%        16.00%

RATIOS/SUPPLEMENTAL DATA
   Ratio of expenses to average
        net assets (a) (b)                       1.01%*         1.02%          1.02%           1.06%           1.21%         2.08%*
   Ratio of net investment income (loss)
      to average net assets (b)                   .06%*          .14%          (.25%)          (.10%)          (.41%)       (1.44%)*
   Portfolio turnover rate                         48%*           35%            34%             34%             46%           59%*
   Net assets at end of period           $362,832,858   $390,709,473   $339,118,881    $270,865,827    $128,957,911   $21,903,536


-------------------------------------------------------------------------------
   *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.04% for the year ended December 31, 1997, 1.19% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995, would have been 2.35% and (1.71%), respectively.

(c) Net investment income (loss) per share for the six months ended June 30, 2000 and the years ended December 31, 1999, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.


See accompanying notes to financial statements.


                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP    FINANCIAL HIGHLIGHTS (unaudited)



                                           Six months           Year           Year            Year            Year     May 3, 1995
                                                ended          ended          ended           ended           ended         through
                                             June 30,       Dec. 31,       Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,
                                                 2000           1999           1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $43.67         $19.62         $17.05          $17.71          $13.45          $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (c)              (.12)          (.13)           .03             .02            (.09)           (.03)
   Net realized and unrealized gain
     (loss) on investments                       (.12)         24.52           2.76            (.26)           4.38            3.48
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations              (.24)         24.39           2.79            (.24)           4.29            3.45

LESS DISTRIBUTIONS
   Dividends from net investment income            --           (.34)          (.22)             --              --              --
   Distributions from net realized
      gain and unrealized
      gain reportable for federal
      income taxes                              (5.13)            --             --            (.42)           (.03)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (5.13)          (.34)          (.22)           (.42)           (.03)             --
NET ASSET VALUE, END OF PERIOD                 $38.30         $43.67         $19.62          $17.05          $17.71          $13.45
===================================================================================================================================
TOTAL RETURN                                    (3.13%)       126.37%         16.33%         (1.46%)          32.01%         34.50%

RATIOS/SUPPLEMENTAL DATA
   Ratio of expenses to average
      net assets (a) (b)                         1.41%*         1.49%          1.55%           1.60%           1.79%          2.32%*
   Ratio of net investment income (loss)
      to average net assets (b)                  (.56%)*        (.49%)          .16%            .12%           (.56%)        (.81%)*
   Portfolio turnover rate                         78%*           75%            56%             60%             50%           14%*
   Net assets at end of period           $345,317,613   $311,330,972   $141,253,309    $120,660,158     $84,855,082  $11,368,924




-------------------------------------------------------------------------------
   *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.59% for the year ended December 31, 1997, 1.75% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995, would have been 4.20% and (2.69%), respectively.

(c) Net investment income (loss) per share for the six months ended June 30, 2000 and the years ended December 31, 1999, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.


See accompanying notes to financial statements.



                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER TWENTY                        FINANCIAL HIGHLIGHTS (unaudited)


                                               Six months         Feb. 1,
                                                    ended    1999 through
                                                 June 30,        Dec. 31,
                                                     2000            1999
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $13.43         $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (c)                           (.02)          (.08)
   Net realized and unrealized gain on investments    .38           3.51
-------------------------------------------------------------------------------
   Total from investment operations                   .36           3.43

LESS DISTRIBUTIONS
   Dividends from net investment income                --             --
   Distributions from net realized gain              (.55)            --
-------------------------------------------------------------------------------
Total distributions                                  (.55)            --
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $13.24         $13.43
===============================================================================
TOTAL RETURN                                         2.92%        34.30%

RATIOS/SUPPLEMENTAL DATA
   Ratio of expenses to average net assets (a) (b)   1.43%*        1.41%*
   Ratio of net investment loss to
      average net assets (b)                         (.29%)*       (.77%)*
   Portfolio turnover rate                            140%*         113%*
   Net assets at end of period                  $8,531,544    $6,570,131




-------------------------------------------------------------------------------
   *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the six months ended June 30, 2000 and for the period ended December 31, 1999.

(b) The fund was reimbursed by the Advisor for certain expenses from February 2, 1999 through June 30, 2000. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 1.71% and (.58%), respectively, for the six months ended June 30, 2000 and 2.12% and (1.48%), respectively, for the period ended December 31, 1999.

(c) Net investment income (loss) per share for the six months ended June 30, 2000 and the period ended December 31, 1999 was based upon the average shares outstanding during the period.



See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                 FINANCIAL HIGHLIGHTS (unaudited)


                                               Six months        Feb. 1,
                                                    ended  1999 through
                                                 June 30,      Dec. 31,
                                                     2000          1999
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $18.39       $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (c)                   .02        (.01)
   Net realized and unrealized gain on investments   1.84        8.40
------------------------------------------------------------------------
   Total from investment operations                  1.86        8.39

LESS DISTRIBUTIONS
   Dividends from net investment income                --          --
   Distributions from net realized gain              (.96)         --
------------------------------------------------------------------------
Total distributions                                  (.96)         --
------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $19.29      $18.39
========================================================================
TOTAL RETURN                                         9.81%      83.90%

RATIOS/SUPPLEMENTAL DATA
   Ratio of expenses to average net assets (a) (b)   1.45%*      1.59%*
   Ratio of net investment income (loss) to
     average net assets (b)                           .24%*      (.10%)*
   Portfolio turnover rate                            114%*        91%*
   Net assets at end of period                $11,255,489  $5,826,128




------------------------------------------------------------------------
   *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended December 31, 1999.

(b) The fund was reimbursed by the Advisor for certain expenses from February 2, 1999 through June 30, 2000. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.82% and (.13%), respectively, for the six months ended June 30, 2000 and 3.45% and (1.96%), respectively, for the period ended December 31, 1999.

(c) Net investment income (loss) per share for the six months ended June 30, 2000 and the period ended December 31, 1999 was based upon the average shares outstanding during the period.

See accompanying notes to financial statements.

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)


1. NATURE OF OPERATIONS
Wanger US Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODIAN FEES
Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all of their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes.
   Wanger International Small Cap has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICS") for income tax purposes. In accordance with this election, the Fund had no unrealized appreciation from investments in PFICs at June 30, 2000.
   Wanger Foreign Forty has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICS") for income tax purposes. In accordance with this election, the Fund had $4,013 of unrealized appreciation from investments in PFICs at June 30, 2000. Cumulative net unrealized appreciation recognized in prior years on PFICs sold in 2000 amounted to $1,813.
   Dividends and distributions payable to each Fund's shareholders are recorded by the Fund on the ex-dividend date.

3. TRANSACTIONS WITH AFFILIATES
The Fund's investment advisor, Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

WANGER U.S. SMALL CAP
Average Daily Net Assets
   For the first $100 million   1.00%
   Next $150 million             .95%
   In excess of $250 million     .90%

WANGER INTERNATIONAL SMALL CAP
Average Daily Net Assets
   For the first $100 million   1.30%
   Next $150 million            1.20%
   In excess of $250 million    1.10%

                        Wanger Advisors Trust        2000 Semiannual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)


Wanger Twenty
On average daily net assets      .95%

Wanger Foreign Forty
On average daily net assets     1.00%

   The investment advisory agreement also provides that WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed a percentage of average net assets. This amount is 1.50% for Wanger U.S. Small Cap, 1.90% for Wanger International Small Cap, 1.35% for Wanger Twenty and 1.45% for Wanger Foreign Forty. WAM was not required to reimburse Wanger U.S. Small Cap or Wanger International Small Cap under these agreements for the six months ended June 30, 2000. Wanger Twenty and Wanger Foreign Forty were reimbursed $10,187 and $15,930, respectively, for the six months ended June 30, 2000.
   Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Funds paid the following trustees' fees and expenses to trustees not affiliated with WAM:

                                     Six months
                                          ended
                                  June 30, 2000
Wanger U.S. Small Cap                   $15,834
Wanger International Small Cap           11,982
Wanger Twenty                               250
Wanger Foreign Forty                        221

   WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of each Fund's shares and receives no compensation for its services.

4. BORROWING ARRANGEMENTS
The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility for the six months ended June 30, 2000.

5. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

Wanger U.S. Small Cap             Six months ended              Year ended
                                     June 30, 2000       December 31, 1999

Shares sold                              2,461,249               1,827,456
Shares issued in reinvestment
   of dividend and capital gain
   distributions                         2,321,981               1,675,771
------------------------------------------------------------------------------
                                         4,783,230               3,503,227
Less shares redeemed                       967,216               3,089,752
------------------------------------------------------------------------------
Net increase in shares outstanding       3,816,014                 413,475

Wanger International
Small Cap                         Six months ended              Year ended
                                     June 30, 2000       December 31, 1999

Shares sold                              3,145,361               1,101,093
Shares issued in reinvestment
   of dividend and capital gain
   distributions                           797,188                 119,889
------------------------------------------------------------------------------
                                         3,942,549               1,220,982
Less shares redeemed                     2,053,949               1,290,574
------------------------------------------------------------------------------
Net increase (decrease) in shares
   outstanding                           1,888,600                (69,592)

Wanger Twenty                     Six months ended               Year ended
                                     June 30, 2000        December 31, 1999

Shares sold                                270,718                  612,940
Shares issued in reinvestment
   of dividend and capital gain
   distributions                            23,417                       --
------------------------------------------------------------------------------
                                           294,135                  612,940
Less shares redeemed                       138,937                  123,635
------------------------------------------------------------------------------
Net increase in shares outstanding         155,198                  489,305

Wanger Foreign Forty                 Period ended                 Year ended
                                December 31, 1999          December 31, 1999

Shares sold                               374,604                    342,192
Shares issued in reinvestment
   of dividend and capital gain
   distributions                           19,781                         --
------------------------------------------------------------------------------
                                          394,385                    342,192
Less shares redeemed                      127,568                     25,412
------------------------------------------------------------------------------
Net increase in shares outstanding        266,817                    316,780

6. INVESTMENT TRANSACTIONS
The aggregate costs of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2000 were:


------------------------------------------------------------------------------
                   WANGER U.S.           WANGER      WANGER             WANGER
                    SMALL CAP     INTERNATIONAL      TWENTY      FOREIGN FORTY
                                      SMALL CAP

PURCHASES         $120,388,237     $171,501,175   $6,031,099        $9,186,291
SALES               81,348,481      130,896,123    4,726,018         4,498,998

                              WANGER U.S. SMALL CAP
                         WANGER INTERNATIONAL SMALL CAP
                                  WANGER TWENTY
                              WANGER FOREIGN FORTY

                        SUPPLEMENT DATED JULY 7, 2000 TO
              PROSPECTUS DATED MAY 1, 1999 OF WANGER ADVISORS TRUST


                  PROPOSED ADVISORY AGREEMENT. On June 9, 2000, Wanger Asset Management, L.P. ("WAM"), the Funds' investment adviser, and Wanger Asset Management, Ltd., the general partner of WAM, entered into an Agreement and Plan of Merger ("Merger Agreement") with Liberty Financial Companies, Inc. ("Liberty") and WAM Acquisition L.P., a newly formed limited partnership ("Liberty Sub"). Under the Merger Agreement, Liberty Sub would be merged with and into WAM (the "Merger"). WAM would be the surviving entity and would be a wholly-owned subsidiary of Liberty. After the merger, WAM will operate under the name Liberty Wanger Asset Management, L.P. ("Liberty WAM").
                  On July 6, 2000, the board of trustees of Wanger Advisors Trust (on behalf of each of the Funds) approved a new investment advisory agreement with Liberty WAM (the "Proposed Advisory Agreement") that, if approved by shareholders, will become effective upon the consummation of the Merger. You will receive a proxy statement describing the Merger and the Proposed Advisory Agreement in more detail and seeking approval of the Proposed Advisory Agreement by the shareholders of each Fund. The Merger Agreement provides that the Merger is conditioned upon the shareholders of Wanger U.S. Small Cap and Wanger International Small Cap approving the Proposed Advisory Agreement and certain other conditions are met.
                  Subject to the receipt of the necessary shareholder approvals and the satisfaction of other conditions contained in the Merger Agreement, it is anticipated that the Merger will occur as soon as reasonably practicable after the requisite shareholder approvals have been obtained.

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


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Logo: WANGER ADVISORS TRUST

Trustees
Fred D. Hasselbring
Charles P. McQuaid
P. Michael Phelps
Ralph Wanger
Patricia H. Werhane

Officers
Ralph Wanger
President

Charles P. McQuaid
Senior Vice President

Marcel P. Houtzager
Vice President

Robert A. Mohn
Vice President

Leah J. Zell
Vice President

John H. Park
Vice President

Peter Zaldivar
Vice President

Bruce H. Lauer
Vice President and
Treasurer

Kenneth A. Kalina
Assistant Treasurer



Transfer Agent,
Dividend Disbursing Agent
and Custodian
State Street Bank
and Trust Company
Attention:
Wanger Advisors Trust
P.O. Box 8502
Boston, Massachusetts
02266-8502

Distributor
WAM Brokerage
Services, L.L.C.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-5-WANGER
(1-800-592-6437)

Investment Advisor
Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-5-WANGER
(1-800-592-6437)

Legal Counsel
Bell, Boyd & Lloyd, LLC
Chicago, Illinois

This report, including the unaudited schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

Wanger Advisors Trust




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